SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 14, 2009

Porta Systems Corp.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-08460

Delaware (State or other jurisdiction of incorporation or organization)	11-2203988 (IRS Employer Identification No.)

6851 Jericho Turnpike, Syosset, New York (Address of principal executive offices)	11791 (Zip Code)

516-364-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

6851 Jericho Turnpike • Syosset • New York 11791 • Tel. (516) 364-9300 • Fax (516) 682-4655

Item 2.02   Results of Operations and Financial Condition

On May 14, 2009, the Company issued a press release reporting the results of operations for the quarter ended March 31, 2009 and certain other information.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits

(c)	Exhibits

99.1           Press release issued May 14, 2009.

6851 Jericho Turnpike • Syosset • New York 11791 • Tel. (516) 364-9300 • Fax (516) 682-4655

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Porta Systems Corp.

Date: May 14, 2009	By: /s/Edward B. Kornfeld
Edward B. Kornfeld
Chief Executive Officer

6851 Jericho Turnpike • Syosset • New York 11791 • Tel. (516) 364-9300 • Fax (516) 682-4655